YIELDQUEST FUNDS TRUST

Supplement to the Prospectus dated February 28, 2012

Supplement dated June 28, 2012

The Board of Trustees has determined to redeem all outstanding shares of YieldQuest Total Return Bond Fund (the “Fund”) and to cease operations of the Fund on August 31, 2012 (“Closing Date”). The Board determined that it is no longer viable to operate the Fund after the Closing Date in light of the magnitude of the costs of continuing to operate the Fund relative to the value of the assets held by the Fund.

The Fund is no longer accepting purchase orders for shares. Shareholders may redeem Fund shares at any time prior to the Closing Date. Procedures for redeeming a shareholder’s account, including reinvested distributions, are contained in the section “How to Redeem Shares” in the Fund’s Prospectus. Shareholders who have not redeemed their Fund shares prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

The Fund will continue to pursue its investment objective until August 24, 2012 (the “Liquidation Date”), at which time all holdings in the Fund’s portfolio will be liquidated, and the proceeds will be invested in money market instruments or held in cash. Until the Liquidation Date, shareholder’s accounts shall remain subject to the investment, market and other risks associated with the Fund as described in its Prospectus. On the Closing Date, any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling at (877) 497-3634.